SUPPLEMENT TO
PROSPECTUS FOR

July 1, 2011

The Sage Variable Annuity Account A

     This Supplement is for the Prospectus for the above named Separate Account. Please read and save it for future reference.

     Change of Ownership of Reassure America Life Insurance Company.   You have been sent this Supplement as Contract owner of a variable annuity contract issued by Reassure America Life Insurance Company (“Reassure America”). On or about July 1, 2011, the ownership of Reassure America will be transferred from Swiss Re Life & Health America Inc. to SRLC America Holding Corp.

     Swiss Re Life & Health America Inc. and SRLC America Holding Corp. are each ultimately controlled by Swiss Re Ltd.

     Administration of the Contracts.   After the change of ownership of Reassure America, the policies, contracts, and Separate Accounts will continue to be serviced by the current administrators and supervised by staff of Reassure America. All contact information will remain the same. No changes will be made to your contract and there are no tax consequences to contract owners as a result of this change of ownership.

        If you have any questions, please contact us at P.O. Box 290680, Wethersfield, CT 06129-0680, 1-877-835-7243.